KPMG LLP Suite 700 20 Pacifica Irvine, CA 92618-3391

Independent Accountants’ Report on Applying Agreed-Upon Procedures

American Honda Finance Corporation (the “Company”)

Barclays Capital Inc.

J.P. Morgan Securities LLC

SMBC Nikko Securities America, Inc.

(together, the “Specified Parties”)

Re: Honda Auto Receivables 2016-4 Owner Trust, Asset Backed Notes (the “Notes”)

We have performed the procedures described below, which were agreed to by the Specified Parties, solely to assist the Specified Parties with certain information pertaining to a portfolio of motor vehicle retail installment sale contracts which we were informed are intended to be included as collateral in the offering of the Notes. This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants. The sufficiency of these procedures is solely the responsibility of the Specified Parties. Consequently, we make no representation regarding the sufficiency of the procedures described below either for the purpose for which this report has been requested or for any other purpose.

Unless otherwise indicated, the following definitions have been adopted in presenting our procedures and findings:

•	The term “compared” means compared to the information shown and found it to be in agreement, unless otherwise noted. Such compared information was deemed to be in agreement if differences were attributable to rounding.

•	The term “recomputed” means recalculated and compared the result to the information shown and found it to be in agreement, unless otherwise noted. Such recomputed information was deemed to be in agreement if differences were attributable to rounding.

KPMG LLP is a Delaware limited liability partnership, the U.S. member firm of KPMG International Cooperative (“KPMG International”), a Swiss entity.

Honda Auto Receivables 2016-4 Owner Trust, Asset Backed Notes

October 3, 2016

•	The term “Receivables” means retail installment sale contracts secured by new and used Honda and Acura automobiles and light-duty trucks.

•	The term “DealerTrack” means the third-party software system used by the Company for the vehicle registration and titling process.

•	The term “Data File” means an electronic data file provided by the Company on September 13, 2016, containing certain information related to 128,973 Receivables as of August 31, 2016.

•	The term “Receivable File” means any file containing some or all of the following documents provided by the Company: Installment Sale Contract, Revised Truth-In Lending Disclosures and Correction(s) to Your Account Letter, “Contract Information” screenshot from the Company’s Customer Account Servicing System (“CASS”), Certificate of Title, Title Application, “Title” screenshot from DealerTrack, Credit Application, or Agreement to Furnish Insurance.

The Company is responsible for the Data File.

We were instructed by the Specified Parties to select a random sample of Receivables from the Data File utilizing a confidence level of 99.0%, an expected error rate of 2.0%, and a maximum estimated error occurrence rate (the upper error limit) for each of the attributes not to exceed 5.0%. The selection criteria resulted in a sample of 287 Receivables (the “Selected Receivables,” as listed in Exhibit A attached hereto).

For each of the Selected Receivables, we compared the attributes listed below contained in the Data File to the corresponding information appearing on or derived from the Receivable File. The Specified Parties indicated that the absence of any of the specified documents noted below or the inability to agree the indicated information from the Data File to the Receivable File or other information for each of the attributes identified constituted an exception. The Receivable File documents are listed in the order of priority until such attribute was compared.

Attributes	Receivable File Document(s)
First Payment Date	Installment Sale Contract and instructions provided by the Company described below
Receivable Number	Installment Sale Contract
Original Amount Financed	Installment Sale Contract
Original Term	Installment Sale Contract
Scheduled Monthly Payment	Installment Sale Contract, or Revised Truth-In Lending Disclosures and Correction(s) to Your Account Letter and instructions provided by the Company described below

Honda Auto Receivables 2016-4 Owner Trust, Asset Backed Notes

October 3, 2016

Attributes	Receivable File Document(s)
Annual Percentage Rate (“APR”)	Installment Sale Contract, or Revised Truth-In Lending Disclosures and Correction(s) to Your Account Letter and instructions provided by the Company described below
New or Used	Installment Sale Contract
Collateral Type (Honda or Acura)	Installment Sale Contract
Loan Type (Simple Interest)	Installment Sale Contract
Origination Date	Installment Sale Contract
Origination Dealer State	Installment Sale Contract
Original Maturity Date	Installment Sale Contract and instructions provided by the Company described below
Model	Installment Sale Contract
Current Maturity Date, if applicable	Installment Sale Contract, or “Contract Information” screenshot from the Company’s Customer Account Servicing System (“CASS”) and instructions provided by the Company described below
Legal Owner or Lien Holder Name	Certificate of Title, Title Application, or “Title” screenshot from DealerTrack and instructions provided by the Company described below
Presence of Credit Application	Credit Application
Presence of Certificate of Title	Certificate of Title, Title Application, or “Title” screenshot from DealerTrack
Presence of Agreement to Provide Insurance	Agreement to Furnish Insurance
Presence of Truth-in-Lending Disclosure Statement	Installment Sale Contract or Revised Truth-In Lending Disclosures and Correction(s) to Your Account Letter
Presence of Installment Sale Contract	Installment Sale Contract

For purposes of comparing First Payment Date, the Company instructed us to consider First Payment Date to be in agreement if the difference between the date in the Data File and the date on the respective Installment Sale Contract were not greater than 25 days. We were informed that the Company will permit the First Payment Date to be extended for 25 days or less at the obligor’s request. We were also informed that when such an extension was granted, an Extension Agreement was not generated.

Honda Auto Receivables 2016-4 Owner Trust, Asset Backed Notes

October 3, 2016

For purposes of comparing First Payment Date, the Company instructed us to consider Selected Receivables with First Payment Dates on the 28th, 29th, 30th, and 31st of the month in the respective Installment Sale Contract to be in agreement if the Selected Receivables information in the Data File stated the First Payment Date was the first day of the following month. We were informed by the Company that CASS does not permit payment dates on the 28th, 29th, 30th, and 31st. Per the Company, CASS will adjust those dates to the first day of the following month and the Company will notify the obligor, via written notice, of the change in dates.

For purposes of comparing Scheduled Monthly Payment or APR, in the event the Scheduled Monthly Payment or APR did not agree to the amount or percentage stated on the Installment Sale Contract, we were instructed by the Company to compare Scheduled Monthly Payment or APR to the amount or percentage stated on the Revised Truth-In Lending Disclosures and Correction(s) to Your Account Letter.

For purposes of comparing Original Maturity Date, in the event the Original Maturity Date was not stated on the Installment Sale Contract, the Company instructed us to recompute the Original Maturity Date by adding the Original Term per the Installment Sale Contract to the First Payment Date stated on the Installment Sale Contract. We compared the recomputed Original Maturity Date to the Original Maturity Date in the Data File.

For purposes of comparing Current Maturity Date, in the event Current Maturity Date did not agree to the date stated on the Installment Sale Contract (i.e., agreed to the Original Maturity Date) or the recomputed Original Maturity Date, we were instructed by the Company to compare Current Maturity Date to the date stated on the “Contract Information” screenshot from CASS.

For purposes of comparing Legal Owner or Lien Holder Name, We were instructed by the Company that the names “American Honda Finance,” “AHFC,” “Ahfc,” “American Honda Finance Corp,” “American Honda Fin Corp,” “American Honda Fin.,” “Honda Finance Corp,” “Am Honda Fin Corp,” “Honda Financial Services,” “Honda Finance Corporation,” “American Honda Corporation,” “Honda Finance,” “Honda American Fin Corp,” “American Honda Finance Co,” “American Honda Finance Corporation,” “American Honda Finance Corpora,” “American Honda Finance Cor.,” “American Honda Fin Corp,” “American Honda Finance C,” ”American Honda,” “American Honda Finance Inc,” “American Honda Financial Corp,” “American Honda Finan Corp,” “American Honda Finance Company,” “Amercn Honda Fin Corp,” “Amercn Fin Corp,” and “American Honda Finance Corporat” were acceptable Legal Owner or Lien Holder Names for the Company.

For purposes of comparing Legal Owner or Lien Holder Name and identifying the presence of Certificate of Title, in the event the Certificate of Title or Title Application were not available, the Company instructed us to utilize the “Title” screenshot from DealerTrack to compare Legal Owner or Lien Holder Name.

The information regarding the Selected Receivables was found to be in agreement with the respective information appearing in the Receivable Files, except as noted in Exhibit B. Based on the results of the procedures performed, there is a 99.0% confidence level that the maximum estimated error occurrence rate for each of the attributes does not exceed 5.0%. There were no conclusions that resulted from our procedures.

Honda Auto Receivables 2016-4 Owner Trust, Asset Backed Notes

October 3, 2016

We were not engaged to, and did not, conduct an audit, examination or review, the objective of which would be the expression of an opinion or conclusion on the Data File. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported to the Specified Parties.

The procedures performed were applied based on information included in the Data File and information and instructions provided by the Company, without verification or evaluation of such information or instructions by us; therefore, we express no opinion or any other form of assurance regarding (i) the physical existence of the Receivables, (ii) the reliability or accuracy of the Receivable Files, the Data File, or data and documents furnished to us by the Company which were used in our procedures, or (iii) matters of legal interpretation.

The procedures performed were not intended to address, nor did they address: (i) the conformity of the origination of the Receivables to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) the value of collateral securing any such Receivables being securitized, (iii) the compliance of the originator of the Receivables with federal, state, and local laws and regulations, or (iv) any other factor or characteristic of the Receivables that would be material to the likelihood that the issuer of the asset-backed security will pay interest and principal in accordance with applicable terms and conditions. The procedures performed were not intended to satisfy any criteria for due diligence published by a nationally recognized statistical rating organization (“NRSRO”).

The terms of our engagement are such that we have no obligation to update this report because of events and transactions that may subsequently occur.

This report is intended solely for the information and use of American Honda Finance Corporation, Barclays Capital Inc., J.P. Morgan Securities LLC, and SMBC Nikko Securities America, Inc. It is not intended to be and should not be used by any other person or entity, including investors or the NRSRO’s, who are not identified in the report as the Specified Parties but may have access to this report as required by law or regulation.

/s/ KPMG LLP

October 3, 2016

Exhibit A
The Selected Receivables

Selected Receivable Number	Receivable Number	Selected Receivable Number	Receivable Number	Selected Receivable Number	Receivable Number	Selected Receivable Number	Receivable Number	Selected Receivable Number	Receivable Number
1	20164001	61	20164061	121	20164121	181	20164181	241	20164241
2	20164002	62	20164062	122	20164122	182	20164182	242	20164242
3	20164003	63	20164063	123	20164123	183	20164183	243	20164243
4	20164004	64	20164064	124	20164124	184	20164184	244	20164244
5	20164005	65	20164065	125	20164125	185	20164185	245	20164245
6	20164006	66	20164066	126	20164126	186	20164186	246	20164246
7	20164007	67	20164067	127	20164127	187	20164187	247	20164247
8	20164008	68	20164068	128	20164128	188	20164188	248	20164248
9	20164009	69	20164069	129	20164129	189	20164189	249	20164249
10	20164010	70	20164070	130	20164130	190	20164190	250	20164250
11	20164011	71	20164071	131	20164131	191	20164191	251	20164251
12	20164012	72	20164072	132	20164132	192	20164192	252	20164252
13	20164013	73	20164073	133	20164133	193	20164193	253	20164253
14	20164014	74	20164074	134	20164134	194	20164194	254	20164254
15	20164015	75	20164075	135	20164135	195	20164195	255	20164255
16	20164016	76	20164076	136	20164136	196	20164196	256	20164256
17	20164017	77	20164077	137	20164137	197	20164197	257	20164257
18	20164018	78	20164078	138	20164138	198	20164198	258	20164258
19	20164019	79	20164079	139	20164139	199	20164199	259	20164259
20	20164020	80	20164080	140	20164140	200	20164200	260	20164260
21	20164021	81	20164081	141	20164141	201	20164201	261	20164261
22	20164022	82	20164082	142	20164142	202	20164202	262	20164262
23	20164023	83	20164083	143	20164143	203	20164203	263	20164263
24	20164024	84	20164084	144	20164144	204	20164204	264	20164264
25	20164025	85	20164085	145	20164145	205	20164205	265	20164265
26	20164026	86	20164086	146	20164146	206	20164206	266	20164266
27	20164027	87	20164087	147	20164147	207	20164207	267	20164267
28	20164028	88	20164088	148	20164148	208	20164208	268	20164268
29	20164029	89	20164089	149	20164149	209	20164209	269	20164269
30	20164030	90	20164090	150	20164150	210	20164210	270	20164270
31	20164031	91	20164091	151	20164151	211	20164211	271	20164271
32	20164032	92	20164092	152	20164152	212	20164212	272	20164272
33	20164033	93	20164093	153	20164153	213	20164213	273	20164273
34	20164034	94	20164094	154	20164154	214	20164214	274	20164274
35	20164035	95	20164095	155	20164155	215	20164215	275	20164275
36	20164036	96	20164096	156	20164156	216	20164216	276	20164276
37	20164037	97	20164097	157	20164157	217	20164217	277	20164277
38	20164038	98	20164098	158	20164158	218	20164218	278	20164278
39	20164039	99	20164099	159	20164159	219	20164219	279	20164279
40	20164040	100	20164100	160	20164160	220	20164220	280	20164280
41	20164041	101	20164101	161	20164161	221	20164221	281	20164281
42	20164042	102	20164102	162	20164162	222	20164222	282	20164282
43	20164043	103	20164103	163	20164163	223	20164223	283	20164283
44	20164044	104	20164104	164	20164164	224	20164224	284	20164284
45	20164045	105	20164105	165	20164165	225	20164225	285	20164285
46	20164046	106	20164106	166	20164166	226	20164226	286	20164286
47	20164047	107	20164107	167	20164167	227	20164227	287	20164287
48	20164048	108	20164108	168	20164168	228	20164228
49	20164049	109	20164109	169	20164169	229	20164229
50	20164050	110	20164110	170	20164170	230	20164230
51	20164051	111	20164111	171	20164171	231	20164231
52	20164052	112	20164112	172	20164172	232	20164232
53	20164053	113	20164113	173	20164173	233	20164233
54	20164054	114	20164114	174	20164174	234	20164234
55	20164055	115	20164115	175	20164175	235	20164235
56	20164056	116	20164116	176	20164176	236	20164236
57	20164057	117	20164117	177	20164177	237	20164237
58	20164058	118	20164118	178	20164178	238	20164238
59	20164059	119	20164119	179	20164179	239	20164239
60	20164060	120	20164120	180	20164180	240	20164240
(*) The Company has assigned a unique eight digit Receivable Number to each Receivable in the Data File. The Receivable Numbers referred to in this Exhibit are not the Customer Account Numbers.

Exhibit B
Exception List

Selected Receivable Number	Receivable Number	Attribute	Per Data File	Per Receivable File Document
33	20164033	Origination Date	01/05/2016	01/04/2016